Exhibit 99.1

Investor Presentation A permanent home for businesses

2 About this Presentation This investor presentation (this “Presentation”) is provided for informational purposes only in connection with a proposed business combination between Teamshares Inc. (the “Company”) and Live Oak Acquisition Corp. V (“Live Oak”) and related transactions (collectively, the “Proposed Business Combination”) and for no other purpose. The information contained herein does not purport to be all - inclusive and none of Live Oak, the Company or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. Forward Looking Statements This Presentation contains certain forward - looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Live Oak and the Company. Forward - looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products and services, the satisfaction of closing conditions to the Proposed Business Combination and the timing of the completion of the Proposed Business Combination are forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the risk that the parties are unable to enter into a definitive agreement with respect to the Proposed Business Combination or to complete the Proposed Business Combination; the risk that the Proposed Business Combinations may not be completed in a timely manner or at all, which may adversely affect the price of Live Oak's securities; the failure by the parties to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of Live Oak's shareholders; failure to realize the anticipated benefits of the Proposed Business Combinations; the level of redemptions of Live Oak's public shareholders; the failure of the combined company to obtain or maintain the listing of its securities on any stock exchange on which the combined company’s common stock will be listed after closing of the Proposed Business Combination;competition, the ability of the Company to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the Proposed Business Combination; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products and services. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. Live Oak and the Company undertake no duty to update these forward - looking statements. No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Live Oak intends to file a registration statement on Form S - 4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of Live Oak, referred to as a proxy statement/prospectus, to be sent to all Live Oak shareholders. Live Oak also will file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of Live Oak are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Live Oak through the website maintained by the SEC at www.sec.gov. Disclaimer

3 Disclaimer Participants in the Solicitation Live Oak and the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Live Oak’s shareholders in connection with the Proposed Business Combination. A list of the names of the directors and executive officers of Live Oak and information regarding their interest in the Proposed Business Combination will be contained in the proxy statement/prospectus when available. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Live Oaks shareholders in connection with the Proposed Business Combination, including the names and interests of the Company's directors and executive officers, will be set forth in the proxy statement/prospectus on Form S - 4 for the Proposed Business Combination, which is expected to be filed by Live Oak and the Company with the SEC. You may obtain free copies of these documents as described in the preceding paragraph. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. Financial Information; Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed relating to the Proposed Business Combination and the proxy statement/prospectus contained therein. Some of the financial information and data contained in this Presentation, such as Operating EBITDA, Adjusted EBITDA, Pro Forma Adj. Operating EBITDA, Pro Forma Adj. EBITDA, Unlevered Free Cash Flow and Levered Free Cash Flow, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Live Oak and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in comparing the Company’s financial condition and results of operations with other similar companies, many of which present similar non - GAAP financial measures to investors, and to assess certain financial and business trends relating to the Company’s financial condition and results of operations. Among other things, the Company’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which will be included in the Registration Statement. Use of Projections This Presentation contains projected financial information with respect to the Company. The projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Industry and Market Data In this Presentation, Live Oak and the Company rely on and refer to certain information and statistics obtained from third - party sources which Live Oak and the Company believe to be reliable . Some data is also based on the good faith estimates of the Company, which in each case are derived from its review of internal sources as well as the independent sources described above . Although Live Oak and the Company believe these sources are reliable, Live Oak and the Company have not independently verified the accuracy or completeness of any such third - party information . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Their use is not alone intended to, and does not alone imply, a relationship with any party or an endorsement or sponsorship by or of any party . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but such references are not intended to indicate, in any way, that the Company or the applicable rights owner will not assert, to the fullest extent under applicable law, its rights to these trademarks, service marks, trade names and copyrights .

4 Presefiters Adam Fishman President and CFO TEAMSHARES Michael Brown Founder and CEO Alex Eu Founder and President Brian Gaebe Chief Financial Officer Rick Hendrix Chairman and CEO LIVE OAK 4

5

Live Oak has diverse public markets experience

LIVE OAK ACQUISITION CORP. V + Teamshares

Public Company Executives

- Executive Officers at NYSE-listed middle-market investment bank FBR & Co
- Completed an IPO, several follow-on offerings and multiple private placements
- Oversaw 12 corporate M&A and divestiture transactions
- Sold to public company for cash and stock

Operating Executives

Led FBR to become:

- #1 bookrunner for all late-stage Pre-IPO ("PIPO") capital raises under Rule 144A
- #3 bookrunner for all combined IPO and PIPE for market caps under $1.5bn
- Lead hundreds of advisory assignments ranging from M&A to restructuring

LIVE OAK

SPAC Sponsor Executives

- Five-time SPAC sponsor
- Managed two highly-successful SPAC mergers, including working cohesively with management's IR and PR strategies, while attracting significant sell-side research and trading coverage
- Assisted mgmt in sourcing and completing multiple capital raises and acquisitions

Principal Investments

- Invest in private companies across a wide range of industries
- Raise capital to fund investments on a deal-by-deal basis through broad network of institutional investors, family offices and HNW individuals
- Provide bespoke advisory services to pre-IPO companies

Critical strategic advice and resources to ensure a successful public market entry

- Live Oak management and board have held C-level and leadership positions within public companies, successful SPACs and investment managers
- Focus on building momentum and maintaining high credibility with investors as Teamshares builds its public market profile
- Attract broad research coverage and maintain a high-profile presence at Wall Street and industry conferences

Curate a stable and long-term oriented shareholder base

- Decades-long pubic investor relationships from FBR leadership
- Long-term oriented: Mr. Hendrix remains Chairman of the Board of Navitas Semiconductor (NASDAQ: NVTS) nearly 5 years post-SPAC merger

Live Oak is committed to proactive + complementary execution with Teamshares

Teamshares
6

Live Oak Acquisition Corp V is partnering with Teamshares to take public a **uniquely scalable company** we believe **uniquely benefits from public market capital**

Live Oak perspective on Teamshares:

+ Among the largest acquirors of American SMEs, with decades of growth ahead
+ Uniquely scaled, tech-enabled acquisition + management platform to acquire profitable SMEs across the U.S.
+ Consistent with our criteria: high-growth, large TAM, EBITDA-positive, proven model, experienced management
+ Expect to be Pro Forma Adj. EBITDA[1] positive at time of deSPAC
+ Backed by leading, patient institutional VCs
+ Highly differentiated from PE, search funds, and individual SME buyers
+ Centralized cash redeployment model like leading programmatic acquirors and compounders, but increasingly tech-enabled
+ Equity + debt refi expected to fund acquisitions through mid-2028, thereafter expect to be funded by cash flow + debt financing[2]
+ Shareholder alignment: Teamshares exec team lockup to sooner of 4 years of $25/share, investing in the PIPE

1. Pro Forma Adj. EBITDA is a non-GAAP measure. See Appendix for reconciliation to GAAP.
2. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals and targets will be achieved and the Company undertakes no duty to update its goals.

7 Tr6fis6ctiofi Summ6ry Pro Form6 Efiterprise V6lue Prim6ry Proceeds PIPE Use of Proceeds Existifig Sh6reholder % Te6msh6res Exec Lockup Afiticip6ted Closifig + Entry multiple of 11.2x 2027E PF Adj. EBITDA 1 represents an attractive entry multiple relative to peers + Other programmatic acquirors trade at 17.4x 2027E EBITDA 2 + Existing shareholders aligned with meaningful earnout economics, vesting at $12, $15 and $20 per share $746M Up to $333M $126M at $9.20/Share 100% Primary 57% at Close 4 Years or $25/Share 2Q 2026 Please see the Transaction section for details and important footnotes on the transaction and public comps. 1. Enterprise value adjusted for $425 million in aggregate purchase consideration of new acquisitions in 2026 and 2027. Pro Forma Adj. EBITDA is a non - GAAP measure. See Appendix for reconciliation to GAAP. 2. As of 11/10/2025.

Teamshares

8

Teamshares is a tech-enabled acquiror of high quality businesses

Part holdco, part fintech, we programmatically acquire companies with $0.5 to 5 million of EBITDA from retiring owners, integrate them with the Teamshares platform, and helps employees earn company stock

1. 2026E and 2027E Estimates represent the mid point of guidance. Pro Forma Adj. Operating EBITDA is a non-GAAP measure. See Appendix for reconciliation to GAAP.

	PRO FORMA ADJ. OPERATING EBITDA[1]
2020A	<$1M
2024A	$35M
2025E	$60M
2026E	$105M
2027E	$155M

Operating EBITDA is Teamshares' unit-based EBITDA before corporate opex (akin to "4-Wall" economics)

Pro Forma captures pre-acquisition periods in the trailing twelve months, an important non-GAAP analytical measurement of steady-state earnings power given our acquisition based business model

It's still Day One at Teamshares as the platform scales from 87 businesses to thousands

Teamshares 9

Our acquisition-based business model drives predictable, repeatable growth and scales through financial technology

Investment thesis to build a generational company

- [1] **Millions of businesses** are expected to sell as Baby Boomers retire[1]
- [2] Our platform **finds, analyzes + transitions businesses efficiently**
- [3] New businesses add **powerful unit economics + accelerate our flywheel**
- [4] Teamshares is built to scale with **thousands of businesses**

1. See page 14 for data and sources.

Teamshares is a uniquely innovative, scalable, capital efficient platform

10 Wh6t Te6msh6res h6s built ifi just 6 ye6rs 6s 6 m6rket - defifiifig le6der + Among the largest SME acquirors + Built a scalable platform of centralized financial technology and decentralized aligned leadership + Demonstrated strong acquisition throughput to date: 7 companies closed in a single month, $8.5M EBITDA closed in a single quarter 10 ACQUISITION ENGINE COMPANY BUILDING CAPITAL EFFICIENCY $434M LTM Revenue 6/30/2025 87 Operating Companies 2,000+ Total Employees (incl. operating subsidiaries) 13,000+ Size - qualified leads sourced annually via our software $0.5 - 5M Target EBITDA range 4 - 6x Target EBITDA multiple 15 - 20% Target Unlevered FCF Yields 75 - 85% Target EBITDA to FCF Conversion 30 - 40% of purch6se price T+24 Realized Capital Returns Unique capital efficiency targeting $1 of EBITDA : $1 of equity deployed

Teamshares
11

A founder-led team built for scale with executive experience aligned to the model



Michael Brown
Founder + CEO

Acquired + operated small businesses

P / W / P Perella Weinberg Partners
Morgan Stanley



Alex Eu
Founder + President

Acquired + operated small businesses

tcg The Chernin Group
P / W / P Perella Weinberg Partners



Kevin Shiiba
Founder + CTO

Product manager + software engineer post-IB

GA General Assembly
P / W / P Perella Weinberg Partners



Brian Gaebe
CFO

Former public company chief accounting officer

EXCO
KPMG



Madhuri Kommareddi
COO

Executive experience in finance + government

BlackRock
The White House Washington

Our ambitious mission is a talent magnet

AngelList   Bain Capital   BCG   Betterment   Carta   Evercore   General Assembly   Goldman Sachs

Lazard   Lyft   McKinsey & Co   PwC   Softbank   Stitchfix   Toast   Venmo   Walmart

12 Backed by leading tech investors to build a generational company This financing is a strategic growth unlock, not an exit.

Business Overview

[1] Millions of businesses are expected to sell as Baby Boomers retire 14

An unaddressed asset class with a structural need to sell

Small business owners face a 70%[1] failure rate when trying to sell

+ Family succession is rare now
+ Not enough buyers
+ Most are individuals

So owners struggle to retire and their biggest asset is illiquid

6M[2]	U.S. businesses with <100 employees
52%[2]	Owners are age 55+ and many need to sell over the next decade-plus
440K[3]	Actively for sale businesses sourced by our software since 2020 (running at ~70K annually)

A strong setup for a **credible, unique buyer**

Sources: 1. Exit Planning Institute. **2.** U.S. Census. **3.** Teamshares transaction software.

[1] Millions of businesses are expected to sell as Baby Boomers retire 15

We address this large, illiquid market with clear differentiation

CERTAINTY + CREDIBILITY

+ 80% of our signed LOIs close (unusual in SME acquisitions)
+ Nearing 100 successful transitions

STRONG LEGACY

+ Permanent ownership model between Teamshares and employees
+ Company doesn't need to be sold again

ENHANCED CONTINUITY

+ Internal peer network
+ Most operating independence preserved besides financial integration
+ Platform designed to add more stability and capital access than individual ownership


CUSTOM FIRESIDE
CUSTOM FIRESIDE
It's good for sellers because your legacy lives on. And for employees because they receive equity and an opportunity to get financial rewards for contributing to the business
Mitch H.
Retired owner since 2021

We focus on companies typically **too small for PE** but **too big for individuals**

[2] Our platform finds, analyzes + transitions businesses efficiently 16

Teamshares' purpose-built software creates platform scale and efficiency

OUR SOFTWARE ENABLES:

→ Standardized financial visibility for every company

→ Platform assembly line of specialized labor

→ Efficiencies through industrial production techniques

→ Continual automation opportunities

Sourcing

+ Perpetual inbound leads of actively-for-sale companies
+ Automated filtering based on acquisition criteria
+ Automated broker outreach
+ NDA execution

Underwriting

+ Diligence info mgmt
+ Financial analysis
+ Valuation model
+ AI-assisted investment memo
+ Structured diligence forms
+ Offer letter generation

Closing

+ Data room mgmt
+ Closing process task mgmt
+ Structured legal docs
+ Downstream data push

Onboarding

+ President sourcing and application mgmt
+ Capital table mgmt
+ Accounting integration
+ Payroll integration

Lifecycle

+ Operating KPIs
+ Cash flow indicators
+ Financial reporting
+ Variance analysis
+ Monthly MD&A
+ Financial controls
+ Cash flow mgmt

AI is accelerating the scalability of our tech-enabled, data-driven platform. Standardized financial analysis already exists, and we're building towards automated forecasting.

[2] Our platform finds, analyzes + transitions businesses efficiently 17

We systematically source + underwrite thousands of businesses annually

Teamshares' software helps source, underwrite, and close acquisitions efficiently and programmatically


Teamshares
Dashboard
Leads
Approvals
Listings
Brokers
My Tasks
Settings
Sign out
LEAD CONVERSION 208
Pending broker email 17
Emailed broker 145
Call broker 18
NDA signed 27
Pending table review 0
Lead qualification review 1
OFFERS 111
Back from limbo 67
Indication in process 30
Indication presented 1
LOI in process 8
LOI presented 5
Limbo 31
CLOSINGS 93
LOI signed 6
Closed 87
Closings dashboard
Leads Created (Daily)
count
7 day average
100
80
60
40
20
0
Aug 11, 2025
Aug 18, 2025
Aug 25, 2025
Sep 1, 2025
Sep 8, 2025
created_at
36
Leads Created Today
18
New Listings Today

Lifetime sourcing metrics

440,000+
Actively for sale listings

45,000+
Size qualified leads

8,000+
Leads analyzed

87
Companies

Key criteria

- Retirement situations
- Decades in business
- Low owner dependency
- Support staff in place
- Low revenue transition risk
- Low capital intensity
- Low tech disruption risk
- Clean tax returns

We have an accumulating advantage in underwriting learnings volume and pace

[2] Our platform finds, analyzes + transitions businesses efficiently 18

Resulting in durable companies (35 yrs old on avg) with strong industry + geographic diversification

SIGNIFICANT INDUSTRY DIVERSIFICATION


Distribution
7%
Technical Services
12%
Consumer Goods
23%
Business Services
16%
Building Products
18%
Food & Beverage
24%
$434M
LTM Revenue 6/30/2025

BROAD GEOGRAPHIC DIVERSIFICATION


WEST
20
MIDWEST
21
NORTHEAST
26
SOUTHWEST
8
SOUTHEAST
10
ALASKA
1

We target steady, cash flowing companies with **strong cross-sector diversification,** which we believe also **mitigates single industry concentration and multiple inflation risks**

[2] Our platform finds, analyzes + transitions businesses efficiently 19

We programmatically hire Presidents, a rare job in the founder-driven SME economy

86% hiring success rate since 2023

+ Institutionalized transition and leadership capacity, designed to ensure operating continuity and resilience
+ Each company has a dedicated leader, whose cost is underwritten at acquisition, embedded at the opco level
+ New presidents report to a seasoned group president, providing scalability and career advancement
+ Comp is aligned with success of the opco + Teamshares
+ Growing network of former owners, Presidents, and GMs compounds our leadership pool and industry expertise

A sample of prior employers

BCG · America's Navy · DIG. · EY · Mondelēz International · Guitar Center · Caribou Coffee · Tesla · U.S. Army · Walmart · pwc

Decentralized group presidents and centralized financial software enable scalability

[2] Our platform finds, analyzes + transitions businesses efficiently 20

Programmatic control of cash flow, already tech-enabled, and increasingly automated


Reinvestment into new acquisitions
Teamshares
Monthly Cash Sweep
Operating Company
Operating Company
Operating Company

Key points:

- Consolidation and financial control of banking
- Fixed recurring payments are automated
- Workflow software for monthly variable FCF sweeps
- Automated working capital management in development, and working towards near full automation of cash flow

Reinvestment into new acquisitions is what **enables Teamshares to grow faster than organic growth,** and defines the programmatic acquiror business model

[3] New businesses add powerful unit economics + accelerate our flywheel 21

How Teamshares targets strong returns on acquisition equity[1]

1:1 Target

ACQUIRING EBITDA

	$1	**EBITDA**
x	5x	Target EBITDA multiple
-	4x	LTV through 3.0x senior and 1.0x seller financing
=	$1	Equity deployed

CONVERTING EBITDA TO LFCF

	$1	**EBITDA**
x	80%	EBITDA to Unlevered FCF conversion
-	$0.4	Debt service (4.0x * 10% blended interest rate)
=	$0.4	Year 1 Levered FCF

40% Target ROE (Before Growth)

1. These figures are goals / targets and are forward-looking, subject to significant, business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals and targets will be achieved and the Company undertakes no duty to update its goals.

[3] New businesses add powerful unit economics + accelerate our flywheel 22

Unlevered returns are tracking to targets, with levered returns expected to converge[1]

TARGET ACQUISITION METRICS

$0.5-5.0M
EBITDA range

4-6x
Target EBITDA multiple

15-20%
Unlevered FCF Yields

TARGET CAPITAL METRICS

80% LTV
Through senior and seller financing

75-85%
EBITDA to Unlevered FCF conversion

40%+
EBITDA to Levered FCF conversion

RESULTS TO DATE

30-40%
Purchase price repaid at T+24 months across four completed cohorts (unlevered basis)

23%
ROE for Q2 2025 LTM at historical ~15% interest. Illustrative sensitivity at lower interest rates:

33%	40%	48%
12% Interest	10% Interest	8% Interest

1. These figures are goals / targets and are forward-looking, subject to significant, business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals and targets will be achieved and the Company undertakes no duty to update its goals.

[3] New businesses add powerful unit economics + accelerate our flywheel 23

Each acquisition, and thousands more analyzed per year, create platform value

Build the Teamshares Platform:
Proprietary software to programmatically acquire great companies + onboard them to a strong financial OS

The more companies we source, analyze, and acquire, the more we fuel growth and positive selection

The more financial and operating data TeamsharesOS learns from post-acquisition

The more we can continually improve our underwriting data and positive selection

The more consistent new acquisitions perform, the more consistently earnings can grow

The more our financing inputs improve: cost + capacity

The more we can reinvest in new companies and scalable technology: more AI + automation

16%

Y/Y Organic EBITDA growth in 1H 2025 for companies owned > 12 months

STAKEHOLDER NETWORK EFFECTS

+ Business brokers
+ Retiring business owners
+ Presidents + GMs
+ Employees
+ Customers + Suppliers

ECONOMIC VALUE CREATION

+ Lower debt cost
+ Scaling above platform G&A
+ Pricing reviews
+ Captive insurance products
+ External group procurement
+ Intercompany purchasing

[4] Teamshares is built to scale with thousands of businesses 24

Platform productivity continues to scale thanks to tech-enabled leverage

Pro Forma Adj. Operating EBITDA per Platform Employee


$0.2
$0.4
$0.6
$0.7
$1.1
$1.4
2023
2024
Current
2025
2026
2027

$3.5M+ 2027 target incremental EBITDA per incremental platform level employee hired

Why Teamshares is a scalable platform

+ Centralized financial tech + infrastructure
+ Software enables a platform assembly line, creating industrial production efficiency
+ Continuous improvement in software creates ongoing automation of manual tasks
+ AI is increasing engineering throughput

Note: $ amounts in millions and rounded. See Appendix for Operating EBITDA actual and forecasted results utilized for this analysis

[4] Teamshares is built to scale with thousands of businesses 25

Financial path to self-sustaining growth


Pro Forma Adj. Operating EBITDA
$35
$58
$64
$100
$110
$148
$162
2024
2025
2026
2027


Pro Forma Adj. EBITDA
$ (9)
$ 19
$ 20
$ 60
$ 65
$ 100
$ 110
2024
2025
2026
2027
Forecast Range

Teamshares' programmatic acquisition model is expected to generate meaningful and predictable earnings growth

	Actual 2024	Act + Fcst 2025	Forecast 2026	Forecast 2027
Pro Forma				
Pro Forma Adj. Operating EBITDA	$ 35	$58 - $64	$100 - $110	$148 - $162
- Corporate Expenses	(43)	(39) - (44)	(40) - (45)	(48) - (52)
Pro Forma Adj. EBITDA	$ (9)	$19 - $20	$60 - $65	$100 - $110
Reported				
Levered Free Cash Flow	$ (56)	($29) - ($33)	($6) - ($2)	$13 - $20

Transaction proceeds should be more than sufficient to bridge company to fund acquisitions through internal cash flow + debt

		2026	2027	Total
Acquisition Forecast Assumptions				
Acquired EBITDA per Year		$35 - $40	$45 - $50	$80 - $90
Acquisition Capital (based on mid-point)		$188	$238	$425
Equity Funding Required				
70% LTV includes 20% seller financing → 50% senior LTV or 2.5x EBITDA — LTV	60%	$75	$95	$170
	70%	$56	$71	$128
	80%	$38	$48	$85

Note: $ amounts in millions and rounded. See Appendix for reconciliation of these measures to US GAAP.
Pro forma results include both the pre and post-acquisition results of companies acquired during the period and other adjustments to remove the impact of disposed operating subsidiaries.

26 We believe being public is a strategic growth unlock for Teamshares: → faster and cheaper acquisition financing enables faster, more profitable growth potential The deSPAC helps pull forward our self - funding inflection point: → sizable equity proceeds to invest in acquisitions right as Teamshares approaches FCF breakeven Why Now? We believe being public accelerates Teamshares’ opportunity to scale as a market - defining leader

Transaction

Teamshares

28

Transaction Overview

Overview

- Pre-money fully diluted equity valuation of $525 million (plus earnout)
- Implied pro forma enterprise value of $746 million[1]
- Fully committed PIPE of $126m at $9.20 per share anchored by accounts advised by T. Rowe Price Investment Management, Inc. and other institutional investors
- Existing Teamshares shareholders to receive up to 6.0 million earnout shares vesting ratably at $12.00, $15.00 and $20.00 per share; and the SPAC sponsor to allocate up to 1.7 million founder shares to an earnout vesting at $12.00 and $15.00 per share
- Existing shareholders of Teamshares to maintain approximately 57% ownership[4]
- Teamshares founders are subjecting roll-over equity to a four-year lock-up[5] and investing personally in the PIPE

Illustrative sources & uses ($M)

Sources	
SPAC Proceeds	$237
PIPE Proceeds	$126
Total	**$363**

Uses	
Primary Proceeds	$333
Fees and Expenses	$30
Total	**$363**

Pro forma enterprise value ($M)

Pro Forma Enterprise Value	
Pro Forma Shares Outstanding	92.646
Illustrative Share Price	$10.00
Pro Forma Market Cap	**$926**
Plus: Initial Net Debt[1]	$152
Less: Primary Proceeds	($333)
Pro Forma Enterprise Value	**$746**
Acquisition-Adjusted EV ($934M)[2] / '26E Pro Forma Adj. EBITDA ($63M)	***14.9x***
/ '26E PF Adj. Operating EBITDA ($105M)	*8.9x*
Acquisition-Adjusted EV ($1,171M)[3] / '27E Pro Forma Adj. EBITDA ($105M)	***11.2x***
/ '27E PF Adj. Operating EBITDA ($155M)	*7.6x*

Illustrative pro-forma ownership at close[4]



SPAC Sponsor 4%
PIPE investors 15%
Teamshares rollover equity 57%
LOKV shareholders 25%

Note: Assumes no redemptions from trust account. (1) As of Q2'25. (2) Implied pro forma enterprise value based on pre-money fully diluted equity valuation of $525M adjusted for $188 million in aggregate purchase consideration in 2026. See explanation of Adj. EBITDA and other assumptions described in slides titled Transaction Overview, Non-GAAP Measures, and Historical Financial Results and Reconciliation of Non-GAAP Measures. (3) Implied pro forma enterprise value based on pre-money fully diluted equity valuation of $525M adjusted for $425 million in aggregate purchase consideration in 2026 and 2027. (4) Share count includes 52.5 million roll-over shares, 23.0 million LOKV shares, 13.7 million PIPE shares and 3.5 million Sponsor shares. Excludes the impact of LOKV public warrants and private placement warrants struck at $11.50. The pro forma figures are based on a number of assumptions, and actual results may vary significantly from our expectations. (5) Management lock-up subject to early release in the event the Company's stock price exceeds $25.00 per share for any 20 trading days within any 30 trading days commencing 150 days after closing.

29 + Programmatic acquirors have delivered 20%+ compounding annual returns since January 2020 + ~20% median compound annual growth rate has exceeded the S&P 500 by ~7% on an annual basis during his period + Outperformance is more pronounced relative to European exchanges Progr6mm6tic Acquirors H6ve Compoufided Growth Over Time Compound Annual Growth Rate (“CAGR”) Since January 2020 $11.99 $26.81 $886.91 $12.28 $8.13 $5.24 $5.45 Share Price: 1/1/2020 $25.04 $70.87 $2,356.00 $36.96 $33.49 $23.08 $40.64 Share Price: 11/10/2025 Note: Public company financials as of 11/10/2025. Share Prices in USD. Source: FactSet.

Teamshares
30

Teamshares is unique among peer programmatic acquirors

Teamshares investment opportunity

- Listed on a major U.S. exchange
- Focused on small business opportunities in the United States
- Broad industry focus to maximize portfolio and cash flow diversification
- Tech-native platform to diligence, acquire and integrate companies at a high pace
- Attractive entry multiple well below identified peer median (17.4x EV / '27E EBITDA)

	Teamshares	LIFCO	ADDTECH	Lagercrantz Group	DIPLOMA PLC	RŌKO	Indutrade	CHAPTERS GROUP	CONSTELLATION SOFTWARE INC.
Financials									
2027E EV / EBITDA	11.2x[1]	21.2x	20.7x	20.5x	18.4x	16.4x	14.5x	13.5x	11.7x
Enterprise Value	$749M	$17.9B	$9.7B	$5.3B	$10.0B	$2.8B	$9.7B	$1.1B	$52.8B
Description									
Target Geographies	Primarily US	Primarily Europe	Nordics, Europe, UK	Europe, Asia, US	North America, Europe, Australia	Europe	Primarily Europe	Primarily Europe	Global
Target Industries	Industry Agnostic	Industrial Services, Demolition, Dental	Diversified Industrials, Power Solutions	Electric Infra., Resource Control, Tech Security	Industrial and Medical Technology / Devices	Industry Agnostic	Diversified Industrials and Medical Technology / Devices	Primarily Software (Public Sector, Enterprise, FinTech)	Vertical Software
Listing Venue	N/A	OME	OME	OME	LSE	OME	OME	ETR	TSX
HQ	US	Sweden	Sweden	Sweden	UK	Sweden	Sweden	Germany	Canada
Acquisition Strategy									
Acquisitions per Year[2]	40+	10+	10+	<10	<10	<10	10+	10+	100+
Portfolio Size	~100	~250	~150	~100	~150	<50	~300	~50	1,000+
Target Acquisition Criteria	$0.5-5M EBITDA	~$20M Revenue	$15M of Revenue	$20-100M Value	~$30M Value	$2-12M EBITA	$5-50M Revenue	€2-20M Revenue	$5M+ Revenue

Similar to Teamshares

Note: Public company financial estimates as of 11/10/2025. Source: Company websites and financials, and FactSet. (1) Implied pro forma enterprise value based on pre-money fully diluted equity valuation of $525M adjusted for $425 million in aggregate purchase consideration in 2026 and 2027. See explanation of Adj. EBITDA and other assumptions described in slides titled Transaction Overview, Non-GAAP Measures, and Historical Financial Results and Reconciliation of Non-GAAP Measures. (2) Based on acquisitions per year for the last five years or broker outlook.

Teamshares
31

Teamshares' acquisition capacity is unique amongst programmatic acquirors

- **Leading growth characteristics** driven by proprietary, tech-driven acquisition and integration engine
- **Continued operating leverage** as purchased Operating EBITDA magnifies Adjusted EBITDA expansion
- **Diversified end-markets** unlike other acquirors focused on one to two industries

'26E – '27E EBITDA growth benchmarking


68.0%(1)
47.6%
38.6%
16.5%
6.9%
6.8%
5.6%
5.5%
4.8%
3.8%
Teamshares
CHAPTERS GROUP
CONSTELLATION SOFTWARE INC.
ADDTECH
Indutrade
LIFCO
Lagercrantz Group
DIPLOMA PLC
RŌKO
Corporate EBITDA
Pro Forma Adjusted Operating EBITDA

Note: Public company financial estimates as of 11/10/2025. Source: FactSet. (1) Teamshares EBITDA growth is based on Pro Forma Adjusted EBITDA.

32 V6lu6tiofi befichm6rkifig 2026 EV / EBITDA 2027 EV/EBITDA (1) Enterprise Value Note: Public company financial estimates as of 11/10/2025. Teamshares is using corporate EBITDA. Source: FactSet and company filings. (1) Implied pro forma enterprise value based on pre - money fully diluted equity valuation of $525M adjusted for $188 million in aggregate purchase consideration. (2) Implied pro forma enterprise value based on pre - money fully diluted equity valuation of $525M adjusted for $425 million in aggregate purchase consideration. (2) $749M $17.9B $9.7B $5.3B $10.0B $2.8B $9.7B $1.1B $52.8B Acquisition Adjusted EV / Pro Forma EBITDA Reported

It’s still Day One at

Appendix

35 Key forec6st drivers + $8.5M of EBITDA acquired in Q1’25 + $10 - 15M of EBITDA under LOI expected to close in Q4’25 ORGANIC GROWTH RECENT RESULTS ACQUISITION GROWTH CORPORATE OVERHEAD + 16% Y/Y increase in Operating EBITDA during H1’25 for companies owned >12 months + Headcount consistent with early ’22 despite ~3x increase in operating companies + Use of single company term loans from regional banks and seller notes has resulted in a reduction in blended cost of debt + Avg. of $10M and $12M of EBITDA acquired per quarter in ‘26 and ‘27 + $6M acquired EBITDA target in Q1 ‘26 FORECAST ASSUMPTIONS + 3% organic growth in ‘26 and ‘27 + New acquisitions held flat in 1st year post - close + 25% increase from ‘25 to ‘27, reflective of higher compliance costs from being public + Realizing 7:1 ratio of increase in Operating EBITDA to Corporate Overhead + Improved credit profile and access to public markets should result in a further reduction in cost of debt over time INTEREST EXPENSE Note: Please see our appendix for a reconciliation for non - GAAP measures.

36 Historical Financial Results and Reconciliation of Non - GAAP Measures Note: The Company elected certain private company practical expedients permitted under US GAAP, most notably the treatment of goodwill and certain intangible assets per ASC 350 and ASC 805. The Company is in the process of unwinding these practical expedients as part of the PCAOB financial statement uplift and this will result in changes in the amount of goodwill, intangible assets, amortization and impairment that has been historically recognized. Additionally, the Company did not forecast certain non - cash financial measures such as share - based compensation and changes in fair value of financial instruments because these items are inherently difficult to predict with reasonable accuracy and may be subject to significant volatility.

37

Non-GAAP Measures

- This presentation includes certain non-GAAP financial measures. These measures are intended to supplement, not substitute for, comparable GAAP measures, and may differ from similarly-titled measures used by other companies.
- Management believes these non-GAAP measures provide useful information to investors by offering greater transparency into operating performance and comparability across.
- Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within this Appendix.
- Certain forward-looking non-GAAP measures are presented without reconciliation to GAAP due to the inherent difficulty of forecasting certain items without unreasonable efforts.

Operating EBITDA

- Represents earnings from our operating subsidiaries (excl. platform-level corporate expenses).
- Only includes post-acquisition results.
- Excludes certain non-cash expenses such as share-based compensation and gains/(losses) from disposition of assets.

Adjusted EBITDA

- Consolidated results for the post-acquisition period.
- Excludes certain non-cash expenses such as share-based compensation, gains/(losses) from disposition of assets, impairment expense, and changes in fair value of financial instruments. Removing non-cash charges highlights our ability to generate cash from operations, which is a key factor in assessing liquidity, reinvestment capacity, and shareholder returns.

Pro Forma Operating EBITDA

- Represents Operating EBITDA plus the pre-acquisition results for companies acquired during the respective period (as if these businesses were owned for the entirety of the period).
- This presentation improves comparability across periods by reflecting the results of acquired businesses on a consistent basis and is more representative of the operating subsidiaries' future earnings potential.
- This presentation is consistent with the Company's financial covenants in its term loans.

Pro Forma Adjusted EBITDA

- Represents Adjusted EBITDA plus the pre-acquisition results for companies acquired during the respective periods (as if these businesses were owned for the entirety of the period).
- This presentation improves consistency and is more representative of the consolidated entity's future earnings potential.

Unlevered Free Cash Flow

- Represents Adjusted EBITDA less capital expenditures. Changes in working capital were excluded given variability in timing of receipts and payments, seasonal trends, or other short-term factors may not be reflective of the long-term cash-generating capacity of the business.
- This presentation allows users to assess the Company's ability to generate cash available to both debt and equity holders, and is important given potential changes in capital structure as a result of the deSPAC transaction.

Levered Free Cash Flow

- Represents Unlevered Cash Flow less interest expense.
- This presentation allows users to assess the Company's ability to reinvest in operations, pursue acquisitions, or return capital to its investors after meeting its debt service obligations.

38 Risk Factors Risks Related to Live Oak and the Proposed Business Combination ● Live Oak may not be able to obtain the required shareholder approval to consummate the Proposed Business Combination. ● Live Oak’s sponsors, directors and officers have potential conflicts of interest in recommending that Live Oak’s shareholders vote in favor of the Proposed Business Combination. ● Live Oak’s sponsors, directors and officers have agreed to vote in favor of the Proposed Business Combination, which will increase the likelihood that Live Oak will receive the requisite shareholder approval for the Proposed Business Combination and the transactions contemplated thereby regardless of how Live Oak’s public shareholders vote. ● The ability of Live Oak’s public shareholders to exercise redemption rights with respect to a large number of public shares could deplete Live Oak’s trust account prior to the closing of the Proposed Business Combination and thereby diminish the amount of capital available to the combined company. ● Securities of companies formed through combinations with special purpose acquisition companies such as Live Oak may experience a material decline in price relative to the share price prior to such combinations. ● Holders of Live Oak’s founder shares, including Live Oak’s sponsors, directors and officers and any of their respective affiliates, may receive a positive return on such shares, even if Live Oak’s public shareholders experience a negative return on their investment after the consummation of the Proposed Business Combination. ● Live Oak cannot assure you that its due diligence review of Company’s business has identified all material issues or risks associated with the Company, its business, or the industry in which it operates. Additional information may later arise in connection with the preparation of the registration statement and proxy materials or after the consummation of the Proposed Business Combination, and shareholders of the combined company could lose some or all of their investment. ● If the valuation attributed to the Company in the Proposed Business Combination is not representative of the actual value of the Company’s business, the trading price of combined company shares may suffer and you may lose your entire investment. ● Live Oak’s shareholders will experience significant dilution as a consequence of the Proposed Business Combination and related financings. Risks Related to the Combined Company’s Securities Following the Consummation of the Proposed Business Combination ● The parties will incur significant transaction costs in connection with the Proposed Business Combination, which may exceed current estimates and expectations, and those costs are expected to be paid using the proceeds from the Proposed Business Combination and related financings, diminishing the amount of capital available to the combined company following closing. ● If, following the consummation of the Proposed Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendation regarding the combined company’s shares adversely, then the price and trading volume of the combined company’s shares could decline. ● An active trading market for the combined company’s securities may not be available on a consistent basis to provide shareholders with adequate liquidity. The market price of the combined company shares could decline significantly and trading volume could decline significantly or become volatile following the consummation of the Proposed Business Combination. ● Because there are no current plans for the combined company to pay cash dividends for the foreseeable future, shareholders may not receive any return on investment unless shares are sold for a price greater than that which was initially paid. ● The ability of Live Oak’s public shareholders to exercise redemption rights with respect to a large number of Live Oak’s outstanding shares could increase the possibility that the Proposed Business Combination would limit the combined company’s anticipated working capital, liquidity and public float following the consummation of the Proposed Business Combination. ● Shareholders will experience immediate and substantial dilution as a consequence of the issuances of shares and other equity securities by the combined company in the Proposed Business Combination and financings related thereto. Additionally, future sales and issuance of shares could result in additional dilution to combined company shareholders and cause the market price of the combined company’s shares to decline even if the business is doing well.

39 Risk Factors ● The combined company’s reported operating results may fluctuate significantly or may fall below the expectations of investors or securities analysts, each of which may cause the market price of its securities to fluctuate or decline. ● Following the consummation of the Proposed Business Combination, the combined company may be subject to an increased risk of securities class action litigation. ● The combined company may be unable to obtain additional financing to fund its operations or growth. ● There can be no assurance that the combined company will be able to meet the initial listing standards of Nasdaq in connection with the Proposed Business Combination, or following the closing of the Proposed Business Combination, that the combined company will be able to comply with the continued listing standards of Nasdaq. ● If financing transactions in connection with the Proposed Business Combination are not available on acceptable terms, the combined company will have less working capital available to pursue its business plans. Risks Related to the Company ● Our principal revenues are expected to be earned in the future, through our subsidiaries and through our operating companies, and we depend on our operating companies for cash. ● Our recent growth rates may not be indicative of our future growth. ● Our future revenue and operating results will be harmed if we are unable to acquire new companies, retain existing companies or expand our operating companies base. ● Revenues and profits generated through acquisition may be less than anticipated, and we may fail to uncover all liabilities of acquisition targets. ● In order to support the growth of our business and our acquisition strategy, we may need to incur additional indebtedness or seek capital through new equity or debt financings. ● We may not be able to successfully implement our growth strategy on a timely basis or at all. ● Failure to effectively source, acquire and integrate companies could harm our ability to increase our number of operating companies and achieve broader market acceptance of our business. ● Our acquisition cycle can be long and unpredictable, and our acquisition efforts require considerable time and expense. ● If Teamshares is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult to operate or to execute its growth plans. ● If we fail to offer high quality support, our business and reputation could suffer. ● Our operating companies may never achieve or sustain profitability. ● If we fail to improve and enhance the functionality, performance, reliability, design, security and scalability of our platform and products, our business may be adversely affected. ● We may not be able to obtain additional financing to fund the operations and growth of the business. ● Natural catastrophic events and man - made problems such as power disruptions, computer viruses, global pandemics, data security breaches and terrorism may disrupt our business. ● If we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges. ● Our business plan requires us to acquire or invest in companies, which may divert our management’s attention and result in additional dilution to our stockholders. We may be unable to integrate acquired companies and technologies successfully or achieve the expected benefits of such acquisitions.

40 ● We face intense competition, especially from well - established companies offering solutions and related applications. We may lack sufficient financial or other resources to maintain or improve our competitive position, which may harm our ability to grow our business. ● We may need to change our business model to remain competitive. ● If we fail to adapt and respond effectively to rapidly changing technology, evolving industry standards, and changing needs or preferences, our platform and products may become less competitive. ● We anticipate that our operations will continue to increase in complexity as we grow, which will create management challenges. ● We depend on our senior management team and the loss of one or more key employees or an inability to attract and retain highly skilled employees may adversely affect our business. ● If we are unable to hire, retain and motivate qualified personnel, our business will suffer. ● The estimates of market opportunity and forecasts of market growth included in this presentation may prove to be inaccurate. Even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. ● Our pursuit of new business strategies and acquisitions could disrupt our ongoing business, present risks not originally contemplated and materially adversely affect our business, reputation, results of operations and financial condition. ● A cyberattack, security breach or other unauthorized access or interruption to our information technology systems or those of our third - party service providers could delay or interrupt service to our customers and their customers, harm our reputation or subject us to significant liability. ● We depend on third - party data hosting and transmission services. Increases in cost, interruptions in service, latency or poor service from our third - party data center providers could impair the delivery of our platform, which could result in customer dissatisfaction, damage to our reputation, limited growth and reduction in revenue. ● We rely on third - party proprietary and open source software for our platform. Our inability to obtain third - party licenses for such software, or obtain them on favorable terms, or any errors, bugs, defects or failures caused by such software could adversely affect our business, results of operations and financial condition. ● Our use of open source software could subject us to possible litigation or cause us to subject our platform or products to unwanted open source license conditions that could negatively impact our sales. ● We rely on computer hardware, purchased or leased, and software licensed from and services rendered by third parties in order to run our business and assist our companies. ● Our growth depends in part on the success of our strategic relationships with third parties. ● We could incur substantial costs in protecting or defending our proprietary rights. Failure to adequately protect our rights could impair our competitive position and we could lose valuable assets, experience reduced revenue and incur costly litigation. ● We are subject to financial and economic sanctions, export controls and similar laws, and non - compliance with such laws can subject us to administrative, civil, and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect our business, results of operations, financial condition and reputation. ● We are subject to anti - corruption, anti - bribery, anti - money laundering and similar laws. Non - compliance with such laws can subject us to criminal and/or civil liability and harm our business. ● Our insurance costs may increase significantly, we may be unable to obtain the same level of insurance coverage and our insurance coverage may not be adequate to cover all possible losses we may suffer. ● Changes to applicable tax laws and regulations or exposure to additional income tax liabilities could affect our business and future profitability. ● We may be subject to additional obligations to collect and remit sales tax and other taxes. We may be subject to tax liability for past sales, which could harm our business. ● Our anticipated future revenues and earnings and results of operations will suffer if acquisitions we consummate are not as valuable or do not generate the cash we anticipate or we discover material liabilities associated with acquired companies. Risk Factors